                                                                     Exhibit 1.2


                             APPLIED MATERIALS, INC.

                                ________________

                           MEDIUM-TERM NOTES, SERIES __


              DUE MORE THAN 9 MONTHS TO 30 YEARS FROM DATE OF ISSUE

                             DISTRIBUTION AGREEMENT


                                                                          [Date]


__________________________________
__________________________________
__________________________________

Dear Sirs:

                  Applied Materials, Inc., a Delaware corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale from time to time by the Company of up to $_______________ aggregate initial public offering price of its Medium-Term Notes, Series _, due more than 9 months to 30 years from date of issue (the "Notes"). The Notes will be issued under an Indenture dated as of _______________ (the "Indenture") between the Company and ______________________________, as Trustee (the "Trustee"), and
will have the maturities, interest rates, redemption provisions, if any, and other terms as set forth in supplements to the Basic Prospectus referred to below.

                  The Company hereby appoints __________________________________
_______________________________________________ (individually, an "Agent" and collectively, the "Agents") as its agents for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. In addition, any Agent may also purchase Notes as principal pursuant to the terms of a terms agreement relating to such sale (a "Terms Agreement") in accordance with the provisions of Section 2(b) hereof. The Company reserves the right to appoint additional agents for the purpose of soliciting and receiving offers to purchase Notes, provided that they are appointed pursuant to Section 11 hereof or pursuant to agreements with substantially the same terms and conditions as set forth in this Agreement. The Company's appointment of additional agents hereunder shall be deemed to include the right to sell Notes to any such agent as principal pursuant to the provisions of Section 2(b) hereof. The Company also reserves the right to accept offers to purchase Notes through an agent other than an Agent, provided that (i) the Company did not on an unsolicited basis request such agent to solicit offers to purchase Notes on behalf of the Company, (ii) any agreement with respect to such purchase will have terms and conditions (including, without limitation, commission rates) with respect to such purchase substantially the same as the terms and conditions that would apply to such purchase under this Agreement if such agent were an Agent (which may be accomplished by incorporating by reference in such agreement the terms and conditions of this Agreement), (iii) such agreement shall not provide for further offers or purchases, and (iv) the Company shall provide the Agents with a copy of such agreement promptly following such purchase. The Company's right to accept offers to purchase Notes through an agent other than an Agent shall be deemed to include the right to accept offers to purchase Notes from any such agent as principal pursuant to the provisions of Section 2(b) hereof.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement, including a prospectus, relating to the Notes. Such registration statement, including the exhibits thereto, as amended at the Commencement Date (as hereinafter defined), is hereinafter referred to as the "Registration Statement." The Company proposes to file with the Commission from time to time, pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Securities Act"), supplements to the prospectus included in the Registration Statement that will describe certain terms of the Notes. The prospectus in the form in which it appears in the Registration Statement is hereinafter referred to as the "Basic Prospectus." The term "Prospectus" means the Basic Prospectus together with the prospectus supplement or supplements (each a "Prospectus Supplement") specifically relating to Notes, as filed with, or transmitted for filing to, the Commission pursuant to Rule 424. As used herein, the terms "Basic Prospectus" and "Prospectus" shall include in each case the documents, if any, incorporated by reference therein. The terms "supplement," "amendment" and "amend" as used herein shall include all documents deemed to be incorporated by reference in the Prospectus that are filed subsequent to the date of the Basic Prospectus by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with each Agent as of the Commencement Date, as of each date on which an Agent solicits offers to purchase Notes, as of each date on which the Company accepts an offer to purchase Notes (including any purchase by an Agent pursuant to a Terms Agreement), as of each date the Company issues and delivers Notes and as of each date the Registration Statement or the Basic Prospectus is amended or supplemented, as follows (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement, the Basic Prospectus and the Prospectus, each as amended or supplemented to each such date):

                  (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

                  (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) each part of the Registration Statement, when such part became effective, did not contain and each such part, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
(iii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iv) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that (1) the representations and warranties set forth in this Section 1(b) do not apply (A) to statements or omissions in the Registration Statement or the Prospectus based upon information relating to an Agent furnished to the Company in writing by such Agent expressly for use therein or (B) to that part of the Registration Statement that constitutes the Statement of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), of the Trustee and (2) the representations and warranties set forth in clauses (iii) and (iv) above, when made as of the Commencement Date or as of any date on which an Agent solicits offers to purchase Notes or on which the

Company accepts an offer to purchase Notes, shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus.

                  (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Delaware, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (d) Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and as then currently being conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (e) Each of this Agreement and any applicable Written Terms Agreement (as hereinafter defined) has been duly authorized, executed and delivered by the Company.

                  (f) The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally or the effect of general principles of equity, including the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.

                  (g) The Notes have been duly authorized by the Board of Directors of the Company and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws relating to or affecting creditors' rights generally or the effect of general principles of equity, including the possible unavailability of specific performance or injunctive relief, whether considered in a proceeding in equity or at law.

                  (h) The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

                  (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement, the Notes, the Indenture and any applicable Written Terms Agreement will not contravene, or give rise to any additional rights or remedies under, any provision of applicable law or the Certificate of Incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Notes.

                  (j) There has not occurred any material adverse change, or any development which could be reasonably expected to result in a prospective material adverse change, in the condition, financial or otherwise, or in the business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

                  (k) There are no legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described in all material respects (other than proceedings that would not have material adverse effect on the Company and its subsidiaries taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Notes, the Indenture or any applicable Terms Agreement or to consummate the transactions contemplated by the Prospectus) or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated as required.

                  (l) The Company is not an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

                  (m) To the best knowledge of the Company after due inquiry, the Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws which are necessary to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (n) The Company has a process of conducting periodic internal reviews relating to compliance by the Company and its subsidiaries with Environmental Laws. On the basis of such reviews, except as set forth in the Prospectus, nothing has come to the attention of the Company which would lead it to believe that costs associated with compliance with Environmental Laws or liabilities arising due to noncompliance with Environmental Laws (including, without limitation, any capital or operating expenses required for cleanup, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would have a material adverse effect on the Company and its subsidiaries, taken as a whole.

                  (o) Each of the Company and its subsidiaries owns or possesses adequate and sufficient licenses or other rights to use all patents, copyrights, trademarks, service marks, tradenames, technology and knowhow necessary (in any material respect) to conduct its business in the manner described in the Prospectus, except such as are not material to the business of the Company and its subsidiaries taken as a whole and except as disclosed in the Prospectus. Except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or conflict with (and knows of no infringement or conflict with) asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or knowhow which would reasonably be expected to result in any material adverse effect upon the Company and its subsidiaries taken as a whole.

                  (p) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                           Notwithstanding the foregoing, (i) the
representations and warranties set forth in Section 1(b)(iii) and (iv), (g) (except as to due authorization of the Notes) and (i), when made as of the Commencement Date, or as of any date on which an Agent solicits offers to purchase Notes, with respect to any Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors, shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission and
(ii) the representations and warranties contained in this Section 1 shall not be deemed to have been made by the Company as of any date on which an Agent solicits an offer to purchase Notes if (x) such offer is not accepted by the Company or (y) a fact, condition or event resulting in a breach of a representation and warranty contained in this Section 1 is included or incorporated by reference in the Prospectus at or prior to the acceptance by the Company of such offer to purchase Notes.

                  2.   SOLICITATIONS AS AGENT; PURCHASES AS PRINCIPAL.

                  (a) Solicitations as Agent. In connection with an Agent's actions as agent hereunder, such Agent agrees to use reasonable efforts to solicit offers to purchase Notes upon the terms and conditions set forth in the Prospectus as then amended or supplemented.

                  The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase Notes. Upon receipt of notice from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. While such solicitation is suspended, the Company shall not be required to deliver any certificates, opinions or letters in accordance with Sections 5(a), 5(b) and 5(c); provided, however, that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement setting forth solely the terms or a description of particular Notes or providing for a change the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company has delivered such certificates, opinions and letters pursuant to Sections 5(a), 5(b) and 5(c) as such Agent may request.

                  The Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from an offer to purchase presented by such Agent to the Company, a commission in the form of a discount from the purchase price of such Note equal to the percentage set forth below of the purchase price of such Note:

                Term                                       Commission Rate
                ----                                       ---------------
   From more than 9 months to
         less than 1 year                                            %
   From 1 year to less than 18 months                                %
   From 18 months to less than 2 years                               %
   From 2 years to less than 3 years                                 %
   From 3 years to less than 4 years                                 %
   From 4 years to less than 5 years                                 %
   From 5 years to less than 6 years                                 %
   From 6 years to less than 7 years                                 %
   From 7 years to less than 10 years                                %
   From 10 years to less than 15 years                               %
   From 15 years to less than 20 years                               %
   From 20 years to 30 years                                         %

                  Each Agent shall communicate to the Company, orally or in writing, each offer to purchase Notes received by such Agent as agent that in its reasonable judgment should be considered by the Company; provided that, if requested by the Company, each Agent shall, for a period of 10 business days, communicate to the Company each offer to purchase Notes received by such Agent subsequent to the date of such request. The Company shall have the sole right to accept offers to purchase Notes and may reject any offer in whole or in part. Each Agent shall have the right to reject any offer to purchase Notes that it reasonably considers to be unacceptable, and any such rejection shall not be deemed a breach of its agreements contained herein. The procedural details relating to the issue and delivery of Notes sold by the Agents as agents and the payment therefor shall be as set forth in the Administrative Procedures (as hereinafter defined).

                  (b) Purchases as Principal. Each sale of Notes to an Agent as principal shall be made in accordance with the terms of this Agreement. In connection with each such sale, the Company will enter into a Terms Agreement that will provide for the sale of such Notes to and the purchase thereof by such Agent. Each Terms Agreement will take the form of either (i) a written agreement between such Agent and the Company, which may be substantially in the form of Exhibit A hereto (a "Written Terms Agreement"), or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company which the Company indicates in writing is acceptable.

                  An Agent's commitment to purchase Notes pursuant to a Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Notes to be purchased by such Agent pursuant thereto, the maturity date of such Notes, the price to be paid to the Company for such Notes, the interest rate and interest rate formula, if any, applicable to such Notes and any other terms of such Notes. Each such Terms Agreement may also specify any requirements for officers' certificates, opinions of counsel and letters from the independent public accountants of the Company pursuant to Section 4 hereof. A Terms Agreement may also specify certain provisions relating to the reoffering of such Notes by such Agent.

                  Each Terms Agreement shall specify the time and place of delivery of and payment for such Notes. Unless otherwise specified in a Terms Agreement, the procedural details relating to the issue and delivery of Notes purchased by an Agent as principal and the payment therefor shall be as set forth in the Administrative Procedures. Each date of delivery of and payment for Notes to be purchased by an Agent pursuant to a Terms Agreement is referred to herein as a "Settlement Date."

                  Unless otherwise specified in a Terms Agreement, if you are purchasing Notes as principal you may resell such Notes to other dealers. Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

                  (c) Administrative Procedures. The Agents and the Company agree to perform the respective duties and obligations specifically provided to be performed in the Medium-Term Notes, Series _, Administrative Procedures (attached hereto as Exhibit B) (the "Administrative Procedures"), as amended from time to time. The Administrative Procedures may be amended only by written agreement of the Company and the Agents.

                  (d) Delivery. The documents required to be delivered by
Section 4 of this Agreement as a condition precedent to each Agent's obligation to begin soliciting offers to purchase Notes as an agent of the Company shall be delivered at the office of ________________________________________, counsel for the Agents, not later than 10:00 a.m., San Francisco time, on the date hereof, or at such other time and/or place as the Agents and the Company may agree upon in writing, but in no event later than the day prior to the earlier of (i) the date on which the Agents begin soliciting offers to purchase Notes and (ii) the first date on which the Company accepts any offer by an Agent to purchase Notes pursuant to a Terms Agreement. The date of delivery of such documents is referred to herein as the "Commencement Date."

                  (e) Obligations Several. The Company acknowledges that the obligations of the Agents under this Agreement are several and not joint.

                  3. AGREEMENTS. The Company agrees with each Agent that:

                  (a) Prior to the termination of the offering of the Notes pursuant to this Agreement or any Terms Agreement, the Company will not file any Prospectus Supplement relating to the Notes or any amendment to the Registration Statement unless the Company has previously furnished to the Agents copies thereof for their review and will not file any such proposed supplement or amendment to which the Agents reasonably object; provided, however, that (i) the foregoing requirement shall not apply to any of the Company's periodic filings with the Commission required to be filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, copies of which filings the Company will cause to be delivered to the Agents promptly after being transmitted for filing with the Commission and (ii) any Prospectus Supplement that merely sets forth the terms or a description of particular Notes shall only be reviewed and approved by the Agent or Agents offering such Notes. Subject to the foregoing sentence, the Company will promptly cause each Prospectus Supplement to be filed with or transmitted for filing to the Commission in accordance with Rule 424(b) under the Securities Act. The Company will promptly advise the Agents (i) of the filing of any amendment or supplement to the Basic Prospectus (except that notice of the filing of an amendment or supplement to the Basic Prospectus that merely sets forth the terms or a description of particular Notes shall only be given to the Agent or Agents offering such Notes), (ii) of the filing and effectiveness of any amendment to the Registration Statement, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Basic Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as possible the withdrawal thereof. If the Basic Prospectus is amended or supplemented as a result of the filing under the Exchange Act of any document incorporated by reference in the Prospectus, no Agent shall be obligated to solicit offers to purchase Notes so long as it is not reasonably satisfied with such document.

                  (b) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, any event occurs or condition exists as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances when the Prospectus, as then amended or supplemented, is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Agents or in the opinion of the Company, it is necessary at any time to amend or supplement the Prospectus, as then amended or supplemented, to comply with applicable law, the Company will immediately notify the Agents by telephone (with confirmation in writing) to suspend solicitation of offers to purchase Notes and, if so notified by the Company, the Agents shall forthwith suspend such solicitation and cease using the Prospectus, as then amended or supplemented. If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act, the Company shall decide to amend or supplement the Registration Statement or Prospectus, as then amended or supplemented, it shall so advise the Agents promptly by telephone (with confirmation in writing) and, at its expense, shall prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, reasonably satisfactory to the Agents, that will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus to the Agents in such quantities as they may reasonably request. If any documents, certificates, opinions and letters furnished to the Agents pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) in connection with the preparation and filing of such amendment or supplement are satisfactory in all respects to the Agents, upon the filing with the Commission of such amendment or supplement to the Prospectus or upon the effectiveness of an amendment to the Registration Statement, the Agents will resume the solicitation of offers to purchase Notes hereunder. Notwithstanding any other provision of this Section 3(b), until the distribution of any Notes an Agent has purchased as principal from the Company has been completed, if any event described above in this paragraph (b) occurs, the Company will, at its own expense, forthwith prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or Prospectus, as then amended or supplemented, reasonably satisfactory to such Agent, will supply such amended or supplemented Prospectus to such Agent in such quantities as it may reasonably request and shall, for a period of 60 days following the date on which such Agent purchased the Notes, be required to furnish to such Agent pursuant to paragraph (f) below and Sections 5(a), 5(b) and 5(c) such documents, certificates, opinions and letters as it may request in connection with the preparation and filing of such amendment or supplement; provided, however, that the Company shall not be required to furnish any such documents, certificates, opinions or letters pursuant to this Section 3(b) to such Agent if such documents, certificates, opinions or letters were delivered to such Agent on the Settlement Date relating to such Notes.

                  (c) The Company will make generally available to its security holders and to the Agents as soon as practicable earning statements that satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder covering twelve month periods beginning, in each case, not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement with respect to each sale of Notes. If such fiscal quarter is the last fiscal quarter of the Company's fiscal year, such earning statement shall be made available not later than 90 days after the close of the period covered thereby and in all other cases shall be made available not later than 45 days after the close of the period covered thereby.

                  (d) The Company will furnish to ____________________, without charge, a signed copy of the Registration Statement, including exhibits and all amendments thereto, and to each other Agent, without charge, a conformed copy of the Registration Statement, including exhibits and all amendments thereto, and as many copies of the Prospectus, any documents incorporated by reference therein and any supplements and amendments thereto as such Agent may reasonably request.

                  (e) The Company will endeavor to qualify the Notes for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Agents shall reasonably request and to maintain such qualifications for as long as the Agents shall reasonably request.

                  (f) The Company shall furnish to the Agents such relevant documents and certificates of officers of the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Basic Prospectus, any amendments or supplements thereto, the Indenture, the Notes, this Agreement, the Administrative Procedures, any Terms Agreement and the performance by the Company of its obligations hereunder or thereunder as the Agents may from time to time reasonably request.

                  (g) The Company shall notify the Agents promptly in writing of any downgrading, or of its receipt of any notice of any intended or potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; provided, however, that, if the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes pursuant to Section 2(a), the Company shall not be required, during the time that solicitation is suspended, to notify the Agents of any such downgrading or of the receipt of any such intended or potential downgrading; provided further that before any Agent shall be required to resume soliciting offers to purchase Notes, the Company shall confirm in writing to such Agent if any downgrading has occurred and if any notice of any intended or potential downgrading has been received during the time that such solicitation was suspended.

                  (h) The Company will, whether or not any sale of Notes is consummated, pay all expenses incident to the performance of its obligations under this Agreement and any Terms Agreement, including: (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Notes,
(iii) the fees and disbursements of the Company's counsel and accountants and of the Trustee and its counsel, (iv) the qualification of the Notes under securities or Blue Sky laws in accordance with the provisions of Section 3(e), including filing fees and the fees and disbursements of counsel for the Agents in connection therewith and in connection with the preparation of any Blue Sky or Legal Investment Memoranda, (v) the printing and delivery to the Agents in quantities as hereinabove stated of copies of the Registration Statement and all amendments thereto and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Agents of copies of any Blue Sky or Legal Investment Memoranda, (vii) any fees charged by rating agencies for the rating of the Notes, (viii) any expenses incurred by the Company in connection with a "road show" presentation to potential investors and (ix) the reasonable fees and disbursements of counsel for the Agents in connection with the offering and sale of the Notes, including any opinions to be rendered by such counsel hereunder, and (x) any out-of-pocket expenses incurred by the Agents; provided that any such out-of-pocket expenses incurred by the Agents shall have been approved in advance by the Company.

                  (i) If provided for in the applicable Terms Agreement, during the period beginning the date of any Terms Agreement and continuing to and including the Settlement Date with respect to such Terms Agreement, the Company will not, without such Agent's prior written consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company having terms substantially similar to the Notes to which such Terms Agreement relates (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company and (iii) commercial paper issued in the ordinary course of business), except as may otherwise be provided in such Terms Agreement.

                  4. CONDITIONS OF THE OBLIGATIONS OF THE AGENTS. Each Agent's obligation to solicit offers to purchase Notes as agent of the Company, each Agent's obligation to purchase Notes pursuant to any Terms Agreement and the obligation of any other purchaser to purchase Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof and to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed (in the case of an Agent's obligation to solicit offers to purchase Notes, at the time of such solicitation, and, in the case of an Agent's or any other purchaser's obligation to purchase Notes, at the time the Company accepts the offer to purchase such Notes and at the time of issuance and delivery) and (in each case) to the following additional conditions precedent when and as specified:

                  (a) Prior to such solicitation or purchase, as the case may be:

                  (i) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made, that, in the judgment of the relevant Agent, is material and adverse and that makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as so amended or supplemented;

                  (ii) there shall not have occurred any (A) suspension or material limitation of trading generally on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., or any other over-the-counter market, (B) suspension of trading of any securities of the Company on any exchange or in any over-the-counter market, (C) declaration of a general moratorium on commercial banking activities in New York by either Federal or New York State authorities or (D) any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in the judgment of the relevant Agent, is material and adverse and, in the case of any of the events described in clauses (ii)(A) through (D), such event, singly or together with any other such event, makes it, in the judgment of such Agent, impracticable to market the Notes on the terms and in the manner contemplated by the Prospectus, as amended or supplemented at the time of such solicitation or at the time such offer to purchase was made; and

                  (iii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (A) except, in each case described in paragraph (i), (ii) or
(iii) above, as disclosed to the relevant Agent in writing by the Company prior to such solicitation or, in the case of a purchase of Notes, as disclosed to the relevant Agent before the offer to purchase such Notes was made or (B) unless in each case described in (ii) above, the relevant event shall have occurred and been known to the relevant Agent before such solicitation or, in the case of a purchase of Notes, before the offer to purchase such Notes was made.

                  (b) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received:

                  (i) The opinion, dated as of such date, of Orrick, Herrington & Sutcliffe, outside counsel for the Company, to the effect that:

                           (A) the Company is a corporation duly organized,
                  validly existing and in good standing under the laws of the State of Delaware and has the full corporate power and corporate authority to own, lease and operate its properties and conduct its business as described in the Prospectus, as then amended or supplemented;

                           (B) each of this Agreement and any applicable Written
                  Terms Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company;

                           (C) the Indenture has been duly authorized by all
                  necessary corporate action on the part of the Company and has been executed and delivered by the Company; the Indenture is a valid and binding agreement of the Company enforceable against the Company in accordance with its terms except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and (b) the enforceability thereof may be limited by general principles of equity and the unavailability of specific performance or injunctive relief; the Indenture is qualified under the Trust Indenture Act;

                           (D) the Notes have been duly authorized by the Board
                  of Directors of the Company and by the Public Offering Committee thereof and, when authorized by an Authorized Officer (as defined in the resolutions of the Public Offering Committee) or by an employee duly authorized by an Authorized Officer, the Notes will have been duly authorized by all necessary corporate action on the part of the Company and, when the Notes have been duly completed to insert the terms thereof, if executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof on the date of such opinion, would be
                  (1) entitled to the benefits of the Indenture and (2) valid and binding agreements of the Company enforceable against the Company in accordance with their respective terms except as
                  (a) the enforceability thereof may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally and (b) the enforceability thereof may be limited by general principles of equity and the unavailability of specific performance or injunctive relief;

                           (E) the execution, delivery and performance by the
                  Company of this Agreement, the Notes, the Indenture and any applicable Written Terms Agreement on the date of such opinion
                  (1) do not conflict with or violate the Company's Certificate of Incorporation or by-laws, (2) to such counsel's knowledge, do not conflict with or violate or constitute a breach of, or constitute a default under, the Bank Agreement or any agreement set forth as an exhibit to any of the documents incorporated by reference in the Prospectus, as then amended or supplemented, (3) to such counsel's knowledge, do not result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company in any manner that would have a material adverse effect on the condition (financial or other), results of operations, business or business prospects of the Company and its subsidiaries, taken as a whole, and (4) do not violate applicable law;

                           (F) no permit, authorization, consent, approval of or
                  qualification with any U.S. federal or state governmental authority is required for the execution, delivery or performance by the Company of its obligations under this Agreement, the Notes, the Indenture and any applicable Terms Agreement, except such as have been obtained under the Securities Act and such as may be required under state or other Blue Sky laws (on which such counsel need not express any opinion) in connection with the offer and sale of the Notes;

                           (G) to such counsel's knowledge, except as set forth
                  in the Prospectus, as then amended or supplemented, there is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or overtly threatened in writing against or affecting the Company which would require disclosure in the Registration Statement or the Prospectus, as then amended or supplemented;

                           (H) the terms and provisions of the Notes conform in
                  all material respects to the description thereof contained in the Prospectus, as then amended or supplemented; the statements (1) in the Prospectus, as then amended or supplemented, under the captions "Description of Debt Securities" and "Description of Capital Stock" (in the Basic Prospectus), "Description of Notes" (in the Prospectus Supplement) and "Plan of Distribution" (in the Basic Prospectus and in the Prospectus Supplement) and (2) in the Registration Statement under Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein;

                           (I) the Registration Statement is effective under the
                  Securities Act and, to the best of such counsel's knowledge, no proceedings for a stop order have been instituted or are pending or threatened under the Securities Act and any required filings pursuant to Rule 424(b) have been made in accordance therewith;

                           (J) the Registration Statement, the Prospectus and
                  each amendment thereof or supplement thereto (except the financial statements, schedules and other financial and statistical information contained or incorporated by reference therein and that part of the Registration Statement that constitutes the Form T-1 as to which such counsel need not express any opinion), as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Securities Act and the rules and regulations of the Commission thereunder; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in this subparagraph (J) shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus;

                           (K) each document filed pursuant to the Exchange Act
                  and incorporated by reference in the Prospectus, as then amended or supplemented (except the financial statements, schedules and other financial and statistical information contained or incorporated by reference therein as to which such counsel need not express any opinion), complied when it was filed as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder;

                           (L) nothing has come to such counsel's attention to
                  cause it to believe that (1) (except for financial statements, schedules and other financial and statistical information contained or incorporated by reference therein and that part of the Registration Statement that constitutes the Form T-1 as to which such counsel need not express any belief) the Registration Statement, at the time it became effective contained, and as of the date such opinion is delivered contains, any untrue statement of a material fact or omitted or omits, respectively, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (2) (except for financial statements, schedules and other financial and statistical information contained therein as to which such counsel need not express any belief) the Prospectus as of its issue date and, as then amended or supplemented, if applicable, as of the date such opinion is delivered contained or contains, respectively, any untrue statement of a material fact or omitted or omits, respectively, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that in the case of an opinion delivered on the Commencement Date or pursuant to Section 5(b), the opinion and belief set forth in clause (2) above shall be deemed not to cover information concerning an offering of particular Notes to the extent such information will be set forth in a supplement to the Basic Prospectus;

                           (M) such counsel is of the opinion ascribed to it in
                  the Prospectus, as then amended or supplemented, under the caption "Taxation," and

                           (N) the Company is not an "investment company" or an
                  entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

                  (ii) The opinion, dated as of such date, of the Vice President, Legal Affairs and Intellectual Property, of the Company, to the effect that:

                           (A) each of the Company's Significant Subsidiaries
                  (as such term is defined in Rule 405 under the Securities Act) (each, a "Subsidiary" and collectively, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with full power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus, as then amended or supplemented, and as then currently being conducted, and the Company and each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction in which the character of the business conducted by it or the location of the properties owned or leased by it makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or other), results of operations, business or business prospects of the Company and its subsidiaries, taken as a whole;

                           (B) to such counsel's knowledge, except as described
                  in the Prospectus, as then amended or supplemented, there are no rights to subscribe for or to purchase any securities of the Company pursuant to any agreement to which the Company or any of the Subsidiaries is a party or by which it or any of its properties is bound; to such counsel's knowledge, no holders of shares of Common Stock of the Company have registration rights with respect to such securities;

                           (C) the execution and delivery by the Company of this
                  Agreement, the Notes, the Indenture and any applicable Written Terms Agreement and the consummation by the Company of the transactions contemplated thereby (i) do not conflict with or violate the charter documents of any Subsidiary, (ii) to such counsel's knowledge, do not result in the material breach or violation of any of the terms or provisions of, or constitute a material default under, any agreement to which the Company or any of the Subsidiaries is a party or by which it is or any of its properties is bound, and (iii) do not violate any applicable law or any judgment, order or decree of any court or any governmental agency or body having jurisdiction over the Company or any of the Subsidiaries, in each case in any manner that would have a material adverse effect on the condition (financial or other), results of operations, business or business prospects of the Company and its subsidiaries, taken as a whole, or that would affect the power or ability of the Company in any manner to perform its obligations under this Agreement, the Notes, the Indenture or any applicable Written Terms Agreement or to consummate the transactions contemplated by the Prospectus, as then amended or supplemented;

                           (D) there is no action, suit or proceeding at law or
                  in equity or by or before any governmental instrumentality or other agency now pending or, to such counsel's knowledge, threatened against or affecting the Company or any Subsidiary or any of their respective properties, other than (i) proceedings fairly summarized in all material respects in the Prospectus, as then amended or supplemented, and (ii) proceedings which are not likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the power or ability of the Company to perform its obligations under this Agreement, the Notes, the Indenture or any applicable Written Terms Agreement or to consummate the transactions contemplated thereby;

                           (E) the statements in Item 3 -- Legal Proceedings, of
                  the Company's most recent Annual Report on Form 10-K incorporated by reference in the Prospectus and in Part II,
                  Item 1 -- Legal Proceedings, of the Company's Quarterly Reports on Form 10-Q, if any, filed since such Annual Report, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents or proceedings and fairly summarize in all material respects the matters referred to therein;

                           (F) to such counsel's knowledge, the Company and its
                  Subsidiaries are in compliance with all applicable Environmental Laws, have received all permits, licenses or other approvals required of them under all applicable Environmental Laws to conduct their respective businesses and are in compliance with all terms and conditions of such permits, licenses or approvals, in each case (i) except as described in or contemplated by the Prospectus and (ii) except where such noncompliance with such Environmental Laws, failure to receive such required permits, licenses or approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

                           (G) to such counsel's knowledge and except as
                  described in or contemplated by the Prospectus, as then amended or supplemented, (i) each of the Company and its Subsidiaries owns or possesses adequate and sufficient licenses or other rights to use, all patents, copyrights, trademarks, service marks, trade names, technology and knowhow necessary in any material respect to conduct its business as described in the Prospectus, as then amended or supplemented, and (ii) neither the Company nor any of its Subsidiaries has received any notice of infringement or conflict with (and knows of no infringement or conflict with) asserted rights of others with respect to any patents, copyrights trademarks, service marks, trade names or knowhow which would reasonably be expected to result in any material adverse effect upon the Company and its subsidiaries, taken as a whole; and

                           (H) such counsel does not know of any statutes,
                  regulations, contracts, indentures, mortgages, loan agreements, leases or other documents of a character required to be described in the Registration Statement or the Prospectus, as then amended or supplemented, or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, filed or incorporated by reference as required by the Securities Act and the rules and regulations of the Commission thereunder.

                  (iii) The opinion, dated as of such date, of ________________, counsel for the Agents, covering the matters in subparagraphs (B),
         (C), (D), (H) (but only as to the statements in the Prospectus, as then amended or supplemented, under the captions "Description of Debt Securities" (in the Basic Prospectus), "Description of Notes" (in the Prospectus Supplement) and "Plan of Distribution" (in the Basic Prospectus and in the Prospectus Supplement)), (J) and (L) in paragraph (b)(i) above.

                           Notwithstanding the foregoing, the opinions described in subparagraphs (D) (except as to due authorization of the Notes),
         (E), (H)(1), (J) and (L)(2) of paragraph (b)(i) above and subparagraph
         (C) of paragraph (b)(ii) above, when contained in an opinion delivered on the Commencement Date or pursuant to Section 5(b), shall be deemed not to address the application of the Commodity Exchange Act, as amended, or the rules, regulations or interpretations of the Commodity Futures Trading Commission to Notes the payments of principal or interest on which will be determined by reference to one or more currency exchange rates, commodity prices, equity indices or other factors.

                           With respect to subparagraphs (J) and (L) of paragraph (b)(i) above, Orrick, Herrington & Sutcliffe may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and documents incorporated therein by reference and review and discussion of the contents thereof, but are without independent check or verification, except as specified. With respect to subparagraphs (J) and (L) of paragraph (b)(i) above, __________________________________, may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto (but not including documents incorporated therein by reference) and review and discussion of the contents thereof (including documents incorporated therein by reference), but are without independent check or verification, except as specified.

                           The opinion of Orrick, Herrington & Sutcliffe described in paragraph (b)(i) above shall be rendered to the Agents at the request of the Company and shall so state therein.

                  (c) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, the relevant Agents shall have received a certificate, dated the Commencement Date or such Settlement Date, as the case may be, and signed by an executive officer of the Company, to the effect set forth in subparagraph (a)(iii) above and to the effect that the representations and warranties of the Company contained in this Agreement are true and correct as of such date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied on or before such date.

                  The officer signing and delivering such certificate may rely upon the best of his knowledge as to proceedings threatened.

                  (d) On the Commencement Date and, if called for by any Terms Agreement, on the corresponding Settlement Date, Price Waterhouse LLP, independent public accountants, shall have furnished to the relevant Agents a letter or letters, dated the Commencement Date or such Settlement Date, as the case may be, in form and substance satisfactory to such Agents containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, as then amended or supplemented.

                  (e) On the Commencement Date and on each Settlement Date, the Company shall have furnished to the relevant Agents such appropriate further information, certificates and documents as they may reasonably request.

                  5. ADDITIONAL AGREEMENTS OF THE COMPANY. (a) Except as set forth in Section 2(a), each time the Registration Statement or Prospectus is amended or supplemented (other than by an amendment or supplement setting forth solely the terms or a description of particular Notes or providing for a change the Agents deem to be immaterial), if requested by an Agent, the Company will deliver or cause to be delivered forthwith to each Agent a certificate signed by an executive officer of the Company, dated the date of such amendment or supplement, as the case may be, in form reasonably satisfactory to the Agents, of the same tenor as the certificate referred to in Section 4(c) relating to the Registration Statement or the Prospectus as amended or supplemented to the time of delivery of such certificate.

                  (b) Each time the Company furnishes a certificate pursuant to
Section 5(a), the Company will furnish or cause to be furnished forthwith to each Agent written opinions of independent counsel for the Company and of the Vice President, Legal Affairs and Intellectual Property, of the Company. Any such opinions shall be dated the date of such amendment or supplement, as the case may be, shall be in a form satisfactory to the Agents and shall be of the same tenor as the opinions referred to in Sections 4(b)(i) and (ii), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In lieu of any such opinion, counsel last furnishing such an opinion to an Agent may furnish to each Agent a letter to the effect that such Agent may rely on such last opinion to the same extent as though it were dated the date of such letter (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to the time of delivery of such letter.)

                  (c) Except as set forth in Section 2(a), each time the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information or such amended or supplemental information is incorporated by reference in the Prospectus, if requested by an Agent, the Company shall cause its independent public accountants forthwith to furnish each Agent with a letter, dated the date of such amendment or supplement, as the case may be, in form satisfactory to the Agents, of the same tenor as the letter referred to in Section 4(d), with regard to the amended or supplemental financial information included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented to the date of such letter.

                  6. INDEMNITY AND CONTRIBUTION. (a) The Company agrees to indemnify and hold harmless each Agent and each person, if any, who controls any Agent within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Agent or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Agent furnished to the Company in writing by such Agent expressly for use therein; provided, however, that the indemnity agreement contained in this paragraph (a) with respect to any preliminary prospectus shall not inure to the benefit of any Agent (or any person controlling such Agent) from whom the person asserting any such losses, claims, damages or liabilities purchased Notes, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Agent to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Notes to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

                  (b) Each Agent agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Agent, but only with reference to information relating to such Agent furnished to the Company in writing by such Agent expressly for use in the Registration Statement or the Prospectus or any amendments or supplements thereto. The information set forth on the cover page of, and under the caption "Plan of Distribution" in the Prospectus, insofar as it relates to the distribution by the Agents of the Notes, constitutes the only written information furnished by the Agents to the Company for use in the Registration Statement or Prospectus.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by _______________ or, if _____________ is not an indemnified party and is not reasonably likely to become an indemnified party, by the Agents that are indemnified parties, in the case of parties indemnified pursuant to paragraph (a) above, and by the Company, in the case of parties indemnified pursuant to paragraph (b) above. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) To the extent the indemnification provided for in paragraph (a) or (b) of this Section 6 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein in connection with any offering of Notes, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other hand from the offering of such Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Agent on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other hand in connection with the offering of such Notes shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Notes (before deducting expenses) received by the Company bear to the total discounts and commissions received by each Agent in respect thereof. The relative fault of the Company on the one hand and each Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Each Agent's obligation to contribute pursuant to this
Section 6 shall be several in the proportion that the principal amount of the Notes the sale of which by or through such Agent gave rise to such losses, claims, damages or liabilities bears to the aggregate principal amount of the Notes the sale of which by or through any Agent gave rise to such losses, claims, damages or liabilities, and not joint.

                  (e) The Company and the Agents agree that it would not be just or equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) of this Section 6. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) of this
Section 6 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Notes referred to in paragraph (d) of this Section 6 that were offered and sold to the public through such Agent exceeds the amount of any damages that such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this
Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                  (f) The indemnity and contribution provisions contained in this Section 6, representations, warranties and other statements of the Company, its officers and the Agents set forth in or made pursuant to this Agreement or any Terms Agreement will remain in full force and effect regardless of (i) any termination of this Agreement or any such Terms Agreement, (ii) any investigation made by or on behalf of any Agent or any person controlling any Agent or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Notes.

                  7. POSITION OF THE AGENTS. In acting under this Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent pursuant to a Terms Agreement), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes. An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason. If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted (other than as a result of the purchaser exercising its right to refuse to purchase the Notes because of the failure of any condition of such purchaser's obligation to purchase Notes pursuant to Section 4 hereof), the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

                  8. TERMINATION. This Agreement may be terminated at any time by the Company or, as to any Agent, by the Company or such Agent upon the giving of written notice of such termination to the other parties hereto, but without prejudice to any rights, obligations or liabilities of any party hereto accrued or incurred prior to such termination. The termination of this Agreement shall not require termination of any Terms Agreement, and the termination of any such Terms Agreement shall not require termination of this Agreement. If this Agreement is terminated, the provisions of the third paragraph of Section 2(a),
Section 2(e), the last sentence of Section 3(b) and Sections 3(c), 3(h), 6, 7, 9, 10 and 13 shall survive; provided that if at the time of termination an offer to purchase Notes has been accepted by the Company but the time of delivery to the purchaser or its agent of such Notes has not occurred, the provisions of Sections 2(b), 2(c), 3(a), 3(e), 3(f), 3(g), 3(i), 4 and 5 shall also survive until such delivery has been made.

                  9. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to ______________, will be mailed, delivered or telefaxed and confirmed to ________________________________________
______________________________________________________________________________,
with a copy to ________________________________________________________________
__________________________________; if sent to ________________________, will be mailed, delivered or telefaxed and confirmed to ____________________________ _____________________________________________________________________________;
if sent to__________________________________, will be mailed, delivered or telefaxed and confirmed to _____________________________________________________
_________________________________; or, if sent to the Company, will be mailed, delivered or telefaxed and confirmed to the Company at 3050 Bowers Avenue, Santa Clara, California 95054, Attention: Treasurer (telefax number:
408-986-7825).

                  10. SUCCESSORS. This Agreement and any Terms Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 6 and the purchasers of Notes (to the extent expressly provided in Section 4), and no other person will have any right or obligation hereunder.

                  11. AMENDMENTS. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, without the consent of any Agent or the necessity of any Agent signing an amendment or supplement to this Agreement, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on the same terms and conditions as the other Agents that are parties hereto. The Company shall give each Agent prompt notice of the addition of any party hereto as an Agent hereunder.

                  12. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                  13. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

                  14. HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement between the Company and you.

                                            Very truly yours,

                                            APPLIED MATERIALS, INC.


                                            By ______________________________
                                               Title:


The foregoing Agreement
is hereby confirmed
and accepted as of the
date first above written.

[NAME OF AGENT]

By _______________________________
    Title:

[NAME OF AGENT]

By _______________________________
    Title:


[NAME OF AGENT]

By _______________________________
    Title:

                                                                       EXHIBIT A

                             APPLIED MATERIALS, INC.

                           MEDIUM-TERM NOTES, SERIES __

                                 TERMS AGREEMENT

                                                           ____________ __, 19__

Applied Materials, Inc.
3050 Bowers Avenue
Santa Clara, California 95054

Attention:

         Re:      Distribution Agreement dated _______________
                  (the "Distribution Agreement")

                  We agree to purchase your Medium-Term Notes, Series __, having the following terms:

                  [We agree to purchase, severally and not jointly, the principal amount of Notes set forth below opposite our names:

                                                                Principal Amount
        Name                                                        of Notes
        ----                                                        --------
[Insert syndicate list]1

                                                 Total . . . . . . $
                                                                   ===========]


---------------------
1     Delete if the transaction will not be syndicated.

         The Notes shall have the following terms:

                                                                                        Floating Rate
All Notes:                                  Fixed Rate Notes:                           Notes:
----------                                  -----------------                           -------------
Principal amount:                           Interest Rate:                              Base rate:

Purchase price:                             Applicability                               Index maturity:
                                            of modified
Price to public:                            payment upon                                Spread (plus or
                                            acceleration:                               minus):
Settlement date
and time:                                   If yes, state                               Spread
                                            issue price:                                multiplier:
Place of
delivery:                                   Amortization                                Alternate rate
                                            schedule:                                   event spread:
Maturity date:
                                                                                        Initial interest
Original issue date:                                                                    rate:

Interest accrual                                                                        Initial interest
date:                                                                                   reset date:

Initial accrual                                                                         Interest reset
period OID:                                                                             dates:

Total amount                                                                            Interest reset
of OID:                                                                                 period:

Original yield                                                                          Maximum interest
to maturity:                                                                            rate:

Optional repayment                                                                      Minimum interest
date(s):                                                                                rate:

Optional redemption                                                                     Interest payment
date(s):                                                                                period:

Initial redemption                                                                      Interest payment
date:                                                                                   date(s):

Initial redemption                                                                      Calculation
percentage:                                                                             agent:

Annual redemption                                                                       Reporting
percentage                                                                              Service:
reduction:
                                                                                        Index Currency:
Other provisions:

                  The provisions of Sections 1, 2(b) and 2(c) and 3 through 6, 9, 10 and 13 of the Distribution Agreement and the related definitions are incorporated by reference herein and shall be deemed to have the same force and effect as if set forth in full herein.

                  [During the period beginning the date hereof and continuing to and including the Settlement Date, the Company will not, without the prior written consent of [NAME OF RELEVANT AGENT(S)], offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or warrants to purchase debt securities of the Company having terms substantially similar to the Notes to which this Terms Agreement relates (other than (i) the Notes that are to be sold pursuant hereto, (ii) Notes previously agreed to be sold by the Company and
(iii) commercial paper issued in the ordinary course of business).]

                  [If on the Settlement Date any one or more of the Agents shall fail or refuse to purchase Notes that it has or they have agreed to purchase on such date, and the aggregate amount of Notes which such defaulting Agent or Agents agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Notes to be purchased on such date, the other Agents shall be obligated severally in the proportions that the amount of Notes set forth opposite their respective names above bears to the aggregate amount of Notes set forth opposite the names of all such non-defaulting Agents, or in such other proportions as _____________ may specify, to purchase the Notes which such defaulting Agent or Agents agreed but failed or refused to purchase on such date; provided that in no event shall the amount of Notes that any Agent has agreed to purchase pursuant to this Agreement be increased pursuant to this paragraph by an amount in excess of one-ninth of such amount of Notes without the written consent of such Agent. If on the Settlement Date any Agent or Agents shall fail or refuse to purchase Notes and the aggregate amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate amount of Notes to be purchased on such date, and arrangements satisfactory to ___________ and the Company for the purchase of such Notes are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Agent or the Company. In any such case either ___________ or the Company shall have the right to postpone the Settlement Date but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Agent from liability in respect of any default of such Agent under this Agreement.](2)

                  This Agreement is subject to termination on the terms incorporated by reference herein. If this Agreement is so terminated, the provisions of Sections 3(h), 6, 9, 11 and 13 of the Distribution Agreement shall survive for the purposes of this Agreement.

-------------------
(2) Delete if the transaction will not be syndicated.

                  The following information, opinions, certificates, letters and documents referred to in Section 4 of the Distribution Agreement will be required: ________________.

                                                     [NAME OF RELEVANT AGENT(S)]

                                                     By
                                                        ------------------------
                                                         Title:

Accepted:

APPLIED MATERIALS, INC.

By
   ------------------------
    Title:

                                                                       EXHIBIT B

                             APPLIED MATERIALS, INC.

                           MEDIUM-TERM NOTES, SERIES __

                            ADMINISTRATIVE PROCEDURES

                        ---------------------------------


                 Explained below are the administrative procedures and specific terms of the offering of Medium-Term Notes, Series __ (the "Notes"), on a continuing basis by Applied Materials, Inc. (the "Company") pursuant to the Distribution Agreement, dated as of _______________ (the "Distribution Agreement"), among the Company and _________________________________________
(the "Agents"). The Notes will be issued under an Indenture dated as of _______________ (the "Indenture") between the Company and _______ ___________________________, as trustee (_______________________________________
___________________ the "Trustee"). In the Distribution Agreement, the Agents have agreed to use reasonable efforts to solicit purchases of the Notes, and the administrative procedures explained below will govern the issuance and settlement of any Notes sold through an Agent, as agent of the Company. An Agent, as principal, may also purchase Notes for its own account, and if requested by such Agent, the Company and such Agent will enter into a terms agreement (a "Terms Agreement"), as contemplated by the Distribution
Agreement. The administrative procedures explained below will govern the issuance and settlement of any Notes purchased by an Agent, as principal, unless otherwise specified in the applicable Terms Agreement.

                 ______________________________________________________________
______________________ will be the Registrar, Authenticating Agent and Paying Agent for the Notes and will perform the duties specified herein. Each Note will be represented by either a Global Security (as defined below) delivered to the Trustee, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Indenture, an owner of a Book-Entry Note will not be entitled to receive a Certificated Note.

                 Book-Entry Notes, which may be payable only in U.S. dollars, will be issued in accordance with the administrative procedures set forth in
Part I hereof as they may subsequently be amended as the result of changes in DTC'S operating procedures.

Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Unless otherwise defined herein, terms defined in the Indenture, the Notes or any prospectus supplement relating to the Notes shall be used herein as therein defined.

                 The Company will advise the Agents in writing of the employees of the Company with whom the Agents are to communicate regarding offers to purchase Notes and the related settlement details.

         PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to DTC, dated as of __________, and a Medium-Term Note Certificate Agreement between the Trustee and DTC, dated as of _______________ (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                                    On any date of settlement (as
                                             defined under "Settlement" below)
                                             for one or more Book-Entry Notes,
                                             the Company will issue a single
                                             global security in fully registered
                                             form without coupons (a "Global
                                             Security") representing up to U.S.
                                             $200,000,000 principal amount of
                                             all such Notes that have the same
                                             Original Issue Date, Maturity Date
                                             and other terms. Each Global
                                             Security will be dated and issued
                                             as of the date of its
                                             authentication by the Trustee. Each
                                             Global Security will bear an
                                             "Interest Accrual Date," which will
                                             be (i) with respect to an original
                                             Global Security (or any portion
                                             thereof), its original issuance
                                             date and (ii) with respect to any
                                             Global Security (or any portion
                                             thereof) issued subsequently upon
                                             exchange of a Global Security, or
                                             in lieu of a destroyed, lost or
                                             stolen Global Security, the most
                                             recent Interest Payment Date to
                                             which interest has
                                             been paid or duly provided for on
                                             the predecessor Global Security (or
                                             if no such payment or provision has
                                             been made, the original issuance
                                             date of the predecessor Global
                                             Security), regardless of the date
                                             of authentication of such
                                             subsequently issued Global
                                             Security. No Global Security will
                                             represent any Certificated Note.

Denominations:                               Book-Entry Notes will be issued in
                                             principal amounts of U.S. $100,000
                                             or any amount in excess thereof
                                             that is an integral multiple of
                                             U.S. $1,000. Global Securities will
                                             be denominated in principal amounts
                                             not in excess of U.S. $200,000,000.
                                             If one or more Book-Entry Notes
                                             having an aggregate principal
                                             amount in excess of $200,000,000
                                             would, but for the preceding
                                             sentence, be represented by a
                                             single Global Security, then one
                                             Global Security will be issued to
                                             represent each U.S. $200,000,000
                                             principal amount of such Book-Entry
                                             Note or Notes and an additional
                                             Global Security will be issued to
                                             represent any remaining principal
                                             amount of such Book-Entry Note or
                                             Notes. In such a case, each of the
                                             Global Securities representing such
                                             Book-Entry Note or Notes shall be
                                             assigned the same CUSIP number.

Preparation                                  If any offer to purchase a Book-
of Pricing                                   Entry Note is accepted by or on
Supplement:                                  behalf of the Company, the Company
                                             will prepare a pricing supplement
                                             (a "Pricing Supplement") reflecting
                                             the terms of such Note. The Company
                                             (i) will arrange to file such
                                             Pricing Supplement with the
                                             Commission in accordance with the
                                             applicable paragraph of Rule 424(b)
                                             under the Act and (ii) will, not
                                             later than the Business Day
                                             following the date on which the
                                             offer to purchase the Book-Entry
                                             Note is accepted, deliver such
                                             Pricing Supplement by facsimile to
                                             the relevant Agent.

                                             In each instance that a Pricing
                                             Supplement is prepared, the
                                             relevant Agent will affix the
                                             Pricing Supplement to Prospectuses
                                             prior to their use. Outdated
                                             Pricing Supplements, and the
                                             Prospectuses to which they are
                                             attached (other than those retained
                                             for files), will be destroyed.

Settlement:                                  The receipt by the Company of
                                             immediately available funds in
                                             payment for a Book-Entry Note and
                                             the authentication and issuance of
                                             the Global Security representing
                                             such Note shall constitute
                                             "settlement" with respect to such
                                             Note. All offers accepted by the
                                             Company will be settled on the
                                             third Business Day next succeeding
                                             the date of acceptance pursuant to
                                             the timetable for settlement set
                                             forth below, unless the Company and
                                             the purchaser agree to settlement
                                             on another day, which shall be no
                                             earlier than the next Business Day.

Settlement                                   Settlement Procedures with regard
Procedures:                                  to each Book-Entry Note sold by the
                                             Company to or through an Agent
                                             (unless otherwise specified
                                             pursuant to a Terms Agreement)
                                             shall be as follows:

                                                   A. The relevant Agent will
                                                   advise the Company by
                                                   telephone that such Note is a
                                                   Book-Entry Note and of the
                                                   following settlement
                                                   information:

                                                         1. Principal amount.

                                                         2. Maturity Date.

                                                         3. In the case of a
                                                         Fixed Book-Entry Note,
                                                         the Interest Rate, the
                                                         Interest Payment Dates
                                                         and whether such Note
                                                         is an Amortizing Note,
                                                         and, if so, the
                                                         amortization schedule,
                                                         or,
                                                         in the case of a
                                                         Floating Rate
                                                         Book-Entry Note, the
                                                         Initial Interest Rate
                                                         (if known at such
                                                         time), Interest Payment
                                                         Date(s), Interest
                                                         Payment Period,
                                                         Calculation Agent, Base
                                                         Rate, Index Maturity,
                                                         Interest Reset Period,
                                                         Initial Interest Reset
                                                         Date, Interest Reset
                                                         Dates, Spread or Spread
                                                         Multiplier (if any),
                                                         Minimum Interest Rate
                                                         (if any), Maximum
                                                         Interest Rate (if any)
                                                         and the Alternate Rate
                                                         Event Spread (if any).

                                                         4. Redemption or
                                                         repayment provisions
                                                         (if any).

                                                         5. Settlement date and
                                                         time (Original Issue
                                                         Date).

                                                         6. Interest Accrual
                                                         Date.

                                                         7. Purchase Price.

                                                         8. Agent's commission
                                                         (if any) determined as
                                                         provided in the
                                                         Distribution Agreement.

                                                         9. Any original issue
                                                         discount information
                                                         for tax purposes.

                                                         10. Trade Date.

                                                         11. Depositary
                                                         Participant Account
                                                         Number of such Agent.

                                                         12. Whether or not
                                                         such Agent is
                                                         purchasing such Note as
                                                         principal, and, if such
                                                         Note is sold through
                                                         such Agent, that
                                                         neither such Agent nor
                                                         its
                                                         affiliate is the
                                                         purchaser of such
                                                         Note.

                                                         13. Any other
                                                         applicable terms.

                                                   B. The Company will advise
                                                   the Trustee by telephone or
                                                   electronic transmission
                                                   (confirmed in writing at any
                                                   time on the same date) of the
                                                   information set forth in
                                                   Settlement Procedure "A"
                                                   above. The Company will then
                                                   assign a CUSIP number to the
                                                   Global Security representing
                                                   such Note and will notify the
                                                   Trustee and the relevant
                                                   Agent of such CUSIP number by
                                                   telephone as soon as
                                                   practicable.

                                                   C. The Trustee will enter a
                                                   pending deposit message
                                                   through DTC's Participant
                                                   Terminal System, providing
                                                   the following settlement
                                                   information to DTC, the
                                                   relevant Agent and Standard &
                                                   Poor's Corporation:

                                                         1. The information set
                                                         forth in Settlement
                                                         Procedure "A".

                                                         2. The Initial Interest
                                                         Payment Date for such
                                                         Note, the number of
                                                         days by which such date
                                                         succeeds the related
                                                         DTC Record Date (which
                                                         in the case of Floating
                                                         Rate Notes which reset
                                                         daily or weekly, shall
                                                         be the date five
                                                         calendar days
                                                         immediately preceding
                                                         the applicable Interest
                                                         Payment Date and, in
                                                         the case of all other
                                                         Notes, shall be the
                                                         Record Date as defined
                                                         in the Note) and, if
                                                         known, the amount of
                                                         interest payable
                                                         on such Initial
                                                         Interest Payment Date.

                                                         3. The CUSIP number of
                                                         the Global Security
                                                         representing such Note.

                                                         4. Whether such Global
                                                         Security will represent
                                                         any other Book-Entry
                                                         Note (to the extent
                                                         known at such time).

                                                         5. Whether such Note is
                                                         an Amortizing Note (by
                                                         an appropriate notation
                                                         in the comments field
                                                         of DTC's Participant
                                                         Terminal System).

                                                         6. The number of
                                                         participant accounts to
                                                         be maintained by DTC on
                                                         behalf of the relevant
                                                         Agent and the Trustee.

                                                   D. The Trustee will complete
                                                   and authenticate the Global
                                                   Security representing such
                                                   Note.

                                                   E. DTC will credit such Note
                                                   to the Trustee's participant
                                                   account at DTC.

                                                   F. The Trustee will enter an
                                                   SDFS deliver order through
                                                   DTC's Participant Terminal
                                                   System instructing DTC to (i)
                                                   debit such Note to the
                                                   Trustee's participant account
                                                   and credit such Note to the
                                                   relevant Agent's participant
                                                   account and (ii) debit such
                                                   Agent's settlement account
                                                   and credit the Trustee's
                                                   settlement account for an
                                                   amount equal to the price of
                                                   such Note less such Agent's
                                                   commission (if any). The
                                                   entry of such a deliver order
                                                   shall constitute a
                                                   representation and warranty
                                                   by the Trustee to DTC
                                                   that (a) the Global Security
                                                   representing such Book-Entry
                                                   Note has been issued and
                                                   authenticated and (b) the
                                                   Trustee is holding such
                                                   Global Security pursuant to
                                                   the MTN Certificate
                                                   Agreement.

                                                   G. Unless the relevant Agent
                                                   is the end purchaser of such
                                                   Note, such Agent will enter
                                                   an SDFS deliver order through
                                                   DTC's Participant Terminal
                                                   System instructing DTC (i) to
                                                   debit such Note to such
                                                   Agent's participant account
                                                   and credit such Note to the
                                                   participant accounts of the
                                                   Participants with respect to
                                                   such Note and (ii) to debit
                                                   the settlement accounts of
                                                   such Participants and credit
                                                   the settlement account of
                                                   such Agent for an amount
                                                   equal to the price of such
                                                   Note.

                                                   H. Transfers of funds in
                                                   accordance with SDFS deliver
                                                   orders described in
                                                   Settlement Procedures "F" and
                                                   "G" will be settled in
                                                   accordance with SDFS
                                                   operating procedures in
                                                   effect on the settlement
                                                   date.

                                                   I. The Trustee will credit to
                                                   the account of the Company
                                                   maintained at
                                                   _________________________,
                                                   or to such other account as
                                                   the Company shall have
                                                   specified to the Trustee, in
                                                   immediately available funds
                                                   the amount transferred to the
                                                   Trustee in accordance with
                                                   Settlement Procedure "F".

                                                   J. Unless the relevant Agent
                                                   is the end purchaser of such
                                                   Note, such Agent will confirm
                                                   the purchase of such Note to
                                                   the purchaser either by
                                                   transmitting
                                                   to the Participants with
                                                   respect to such Note a
                                                   confirmation order or orders
                                                   through DTC's institutional
                                                   delivery system or by mailing
                                                   a written confirmation to
                                                   such purchaser.

                                                   K. Monthly, the Trustee will
                                                   send to the Company a
                                                   statement setting forth the
                                                   principal amount of Notes
                                                   outstanding as of that date
                                                   under the Indenture and
                                                   setting forth a brief
                                                   description of any sales of
                                                   which the Company has advised
                                                   the Trustee that have not yet
                                                   been settled.

Settlement                                   For sales by the Company of Book-
Procedures                                   Entry Notes to or through an Agent
Timetable:                                   (unless otherwise specified
                                             pursuant to a Terms Agreement) for
                                             settlement on the first Business
                                             Day after the sale date, Settlement
                                             Procedures "A" through "J" set
                                             forth above shall be completed as
                                             soon as possible but not later than
                                             the respective times in New York
                                             City set forth below:

                                             Settlement
                                             Procedure                Time
                                             ----------               ----
                                             A            11:00 A.M. on sale date
                                             B            12:00 Noon on sale date
                                             C             2:00 P.M. on sale date
                                             D             9:00 A.M. on settlement date
                                             E            10:00 A.M. on settlement date
                                             F-G           2:00 P.M. on settlement date
                                             H             4:45 P.M. on settlement date
                                             I-J           5:00 P.M. on settlement date

                                             If a sale is to be settled more
                                             than one Business Day after the
                                             sale date, Settlement Procedures
                                             "A", "B" and "C" shall be completed
                                             as soon as practicable but no later
                                             than 11:00 A.M., 12:00 Noon and
                                             2:00 P.M., respectively, on the
                                             first Business Day after the sale
                                             date. If the Initial Interest Rate
                                             for a Floating Rate Book-Entry Note
                                             has not been
                                             determined at the time that
                                             Settlement Procedure "A" is
                                             completed, Settlement Procedures
                                             "B" and "C" shall be completed as
                                             soon as such rate has been
                                             determined but no later than 12:00
                                             Noon and 2:00 P.M., respectively,
                                             on the first Business Day before
                                             the settlement date. Settlement
                                             Procedure "H" is subject to
                                             extension in accordance with any
                                             extension of Fedwire closing
                                             deadlines and in the other events
                                             specified in the SDFS operating
                                             procedures in effect on the
                                             settlement date.

                                             If settlement of a Book-Entry Note
                                             is rescheduled or cancelled, the
                                             Trustee, after receiving notice
                                             from the Company or the relevant
                                             Agent, will deliver to DTC, through
                                             DTC's Participant Terminal System,
                                             a cancellation message to such
                                             effect by no later than 2:00 P.M.
                                             on the Business Day immediately
                                             preceding the scheduled settlement
                                             date.

Failure                                      If the Trustee fails to enter an
to Settle:                                   SDFS deliver order with respect to
                                             a Book-Entry Note pursuant to
                                             Settlement Procedure "F", the
                                             Trustee may deliver to DTC, through
                                             DTC's Participant Terminal System,
                                             as soon as practicable a withdrawal
                                             message instructing DTC to debit
                                             such Note to the Trustee's
                                             participant account, provided that
                                             the Trustee's participant account
                                             contains a principal amount of the
                                             Global Security representing such
                                             Note that is at least equal to the
                                             principal amount to be debited. If
                                             a withdrawal message is processed
                                             with respect to all the Book-Entry
                                             Notes represented by a Global
                                             Security, the Trustee will mark
                                             such Global Security "cancelled,"
                                             make appropriate entries in the
                                             Trustee's records and send such
                                             cancelled Global Security to the
                                             Company. The CUSIP number assigned
                                             to such Global

                                             Security shall, in accordance with
                                             the procedures of the CUSIP Service
                                             Bureau of Standard & Poor's
                                             Corporation, be cancelled and not
                                             immediately reassigned. If a
                                             withdrawal message is processed
                                             with respect to one or more, but
                                             not all, of the Book-Entry Notes
                                             represented by a Global Security,
                                             the Trustee will exchange such
                                             Global Security for two Global
                                             Securities, one of which shall
                                             represent such Book-Entry Note or
                                             Notes and shall be cancelled
                                             immediately after issuance and the
                                             other of which shall represent the
                                             remaining Book-Entry Notes
                                             previously represented by the
                                             surrendered Global Security and
                                             shall bear the CUSIP number of the
                                             surrendered Global Security.

                                             If the purchase price for any
                                             Book-Entry Note is not timely paid
                                             to the Participants with respect to
                                             such Note by the beneficial
                                             purchaser thereof (or a person,
                                             including an indirect participant
                                             in DTC, acting on behalf of such
                                             purchaser), such Participants and,
                                             in turn, the relevant Agent may
                                             enter SDFS deliver orders through
                                             DTC's Participant Terminal System
                                             reversing the orders entered
                                             pursuant to Settlement Procedures
                                             "F" and "G", respectively.
                                             Thereafter, the Trustee will
                                             deliver the withdrawal message and
                                             take the related actions described
                                             in the preceding paragraph.

                                             Notwithstanding the foregoing, upon
                                             any failure to settle with respect
                                             to a Book-Entry Note, DTC may take
                                             any actions in accordance with its
                                             SDFS operating procedures then in
                                             effect.

                                             In the event of a failure to settle
                                             with respect to one or more, but
                                             not all, of the Book-Entry Notes to
                                             have been represented by a Global
                                             Security, the Trustee will provide,
                                             in accordance with Settlement

                                             Procedures "D" and "F", for the
                                             authentication and issuance of a
                                             Global Security representing the
                                             Book-Entry Notes to be represented
                                             by such Global Security and will
                                             make appropriate entries in its
                                             records.

            PART II: ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

                          The Trustee will serve as Registrar in connection with
the Certificated Notes.

Issuance:                                    Each Certificated Note will be
                                             dated and issued as of the date of
                                             its authentication by the Trustee.
                                             Each Certificated Note will bear an
                                             Original Issue Date, which will be
                                             (i) with respect to an original
                                             Certificated Note (or any portion
                                             thereof), its original issuance
                                             date (which will be the settlement
                                             date) and (ii) with respect to any
                                             Certificated Note (or portion
                                             thereof) issued subsequently upon
                                             transfer or exchange of a
                                             Certificated Note or in lieu of a
                                             destroyed, lost or stolen
                                             Certificated Note, the original
                                             issuance date of the predecessor
                                             Certificated Note, regardless of
                                             the date of authentication of such
                                             subsequently issued Certificated
                                             Note.

Preparation                                  If any offer to purchase a Certi-
of Pricing                                   ficated Note is accepted by or on
Supplement:                                  behalf of the Company, the Company
                                             will prepare a Pricing Supplement
                                             reflecting the terms of such Note.
                                             The Company (i) will arrange to
                                             file such Pricing Supplement with
                                             the Commission in accordance with
                                             the applicable paragraph of Rule
                                             424(b) under the Act and (ii) will,
                                             not later than the Business Day
                                             following the date on which the
                                             offer to purchase the Certificated
                                             Note is accepted, deliver such
                                             Pricing Supplement by facsimile to
                                             the relevant Agent.

                                             In each instance that a Pricing
                                             Supplement is prepared, the
                                             relevant Agent will affix the
                                             Pricing Supplement to Prospectuses
                                             prior to their use. Outdated
                                             Pricing Supplements, and the
                                             Prospectuses to which they are
                                             attached (other than
                                             those retained for files), will be
                                             destroyed.

Settlement:                                  The receipt by the Company of
                                             immediately available funds in
                                             exchange for an authenticated
                                             Certificated Note delivered to the
                                             relevant Agent and such Agent's
                                             delivery of such Note against
                                             receipt of immediately available
                                             funds shall constitute "settlement"
                                             with respect to such Note. All
                                             offers accepted by the Company will
                                             be settled on the third Business
                                             Day next succeeding the date of
                                             acceptance pursuant to the
                                             timetable for settlement set forth
                                             below, unless the Company and the
                                             purchaser agree to settlement on
                                             another date, which date shall be
                                             no earlier than the next Business
                                             Day.

Settlement                                   Settlement Procedures with regard
Procedures:                                  to each Certificated Note sold by
                                             the Company to or through an Agent
                                             (unless otherwise specified
                                             pursuant to a Terms Agreement)
                                             shall be as follows:

                                             A. The relevant Agent will advise
                                             the Company by telephone that such
                                             Note is a Certificated Note and of
                                             the following settlement
                                             information:

                                                   1. Name in which such Note is
                                                   to be registered ("Registered
                                                   Owner").

                                                   2. Address of the Registered
                                                   Owner and address for payment
                                                   of principal and interest.

                                                   3. Taxpayer identification
                                                   number of the Registered
                                                   Owner (if available).

                                                   4. Principal amount.

                                                   5. Maturity Date.

                                                   6. In the case of a Fixed
                                                   Rate Certificated Note, the
                                                   Interest

                                                   Rate, the Interest Payment
                                                   Dates and whether such Note
                                                   is an Amortizing Note and, if
                                                   so, the amortization
                                                   schedule, or, in the case of
                                                   a Floating Rate Certificated
                                                   Note, the Initial Interest
                                                   Rate (if known at such time),
                                                   Interest Payment Date(s),
                                                   Interest Payment Period,
                                                   Calculation Agent, Base Rate,
                                                   Index Maturity, Interest
                                                   Reset Period, Initial
                                                   Interest Reset Date, Interest
                                                   Reset Dates, Spread or Spread
                                                   Multiplier (if any), Minimum
                                                   Interest Rate (if any),
                                                   Maximum Interest Rate (if
                                                   any) and the Alternate Rate
                                                   Event Spread (if any).

                                                   7. Redemption or repayment
                                                   provisions (if any).

                                                   8. Settlement date and time
                                                   (Original Issue Date).

                                                   9. Interest Accrual Date.

                                                   10. Purchase Price.

                                                   11. Agent's commission (if
                                                   any) determined as provided
                                                   in the Distribution
                                                   Agreement.

                                                   12. Denominations.

                                                   13. Any original issue
                                                   discount information for tax
                                                   purposes.

                                                   14. Trade Date.

                                                   15. Depositary Participant
                                                   Account Number of such Agent.

                                                   16. Whether or not such
                                                   Agent is purchasing such Note
                                                   as principal, and, if such
                                                   Note is sold through such
                                                   Agent, that neither such
                                                   Agent nor its affiliate is
                                                   the purchaser of such Note.

                                                   17. Any other applicable
                                                   terms.

                                               B. The Company will advise the
                                               Trustee by telephone or
                                               electronic transmission
                                               (confirmed in writing at any time
                                               on the same date) of the
                                               information set forth in
                                               Settlement Procedure "A" above.

                                               C. The Company will have
                                               delivered to the Trustee a
                                               pre-printed four-ply packet for
                                               such Note, which packet will
                                               contain the following documents
                                               in forms that have been approved
                                               by the Company, the relevant
                                               Agent and the Trustee:

                                               1. Note with customer
                                               confirmation.

                                               2. Stub One - For the Trustee.

                                               3. Stub Two - For the relevant
                                               Agent.

                                               4. Stub Three - For the Company.

                                               D. The Trustee will complete such
                                               Note and authenticate such Note
                                               and deliver it (with the
                                               confirmation) and Stubs One and
                                               Two to the relevant Agent, and
                                               such Agent will acknowledge
                                               receipt of the Note by stamping
                                               or otherwise marking Stub One and
                                               returning it to the Trustee. Such
                                               delivery will be made only
                                               against such acknowledgment of
                                               receipt and evidence that
                                               instructions have been given by
                                               such Agent for payment to the
                                               account of the Company at
                                               __________________________, or
                                               to such other account as the
                                               Company shall have specified to
                                               such Agent and the Trustee, in
                                               immediately available funds, of
                                               an amount equal to the price of
                                               such Note less such Agent's
                                               commission (if any). In the event
                                               that the instructions given by
                                               such Agent for payment to the
                                               account of the Company are
                                               revoked, the Company
                                               will as promptly as possible wire
                                               transfer to the account of such
                                               Agent an amount of immediately
                                               available funds equal to the
                                               amount of such payment made.

                                               E. Unless the relevant Agent is
                                               the end purchaser of such Note,
                                               such Agent will deliver such Note
                                               (with confirmation) to the
                                               customer against payment in
                                               immediately available funds. Such
                                               Agent will obtain the
                                               acknowledgment of receipt of such
                                               Note by retaining Stub Two.

                                               F. The Trustee will send Stub
                                               Three to the Company by
                                               first-class mail. Monthly, the
                                               Trustee will also send to the
                                               Company a statement setting forth
                                               the principal amount of the Notes
                                               outstanding as of that date under
                                               the Indenture and setting forth a
                                               brief description of any sales of
                                               which the Company has advised the
                                               Trustee that have not yet been
                                               settled.

Settlement                                     For sales by the Company of
Procedures                                     Certificated Notes to or through
Timetable:                                     an Agent (unless otherwise
                                               specified pursuant to a Terms
                                               Agreement), Settlement Procedures
                                               "A" through "F" set forth above
                                               shall be completed on or before
                                               the respective times in New York
                                               City set forth below:

                                               Settlement
                                               Procedure          Time
                                               ----------         ----
                                                   A       2:00 P.M. on day before
                                                           settlement date
                                                   B       3:00 P.M. on day before
                                                           settlement date
                                                   C-D     2:15 P.M. on settlement
                                                           date
                                                   E       3:00 P.M. on settlement
                                                           date
                                                   F       5:00 P.M. on settlement
                                                           date

Failure
to Settle:                                     If a purchaser fails to accept
                                               delivery of and make payment for
                                               any Certificated Note, the
                                               relevant Agent will notify the
                                               Company and the Trustee by
                                               telephone and return such Note to
                                               the Trustee. Upon receipt of such
                                               notice, the Company will
                                               immediately wire transfer to the
                                               account of such Agent an amount
                                               equal to the price of such Note
                                               less such Agent's commission in
                                               respect of such Note (if any).
                                               Such wire transfer will be made
                                               on the settlement date, if
                                               possible, and in any event not
                                               later than the Business Day
                                               following the settlement date. If
                                               the failure shall have occurred
                                               for any reason other than a
                                               default by such Agent in the
                                               performance of its obligations
                                               hereunder and under the
                                               Distribution Agreement, then the
                                               Company will reimburse such Agent
                                               or the Trustee, as appropriate,
                                               on an equitable basis for its
                                               loss of the use of the funds
                                               during the period when they were
                                               credited to the account of the
                                               Company. Immediately upon receipt
                                               of the Certificated Note in
                                               respect of which such failure
                                               occurred, the Trustee will mark
                                               such Note "cancelled," make
                                               appropriate entries in the
                                               Trustee's records and send such
                                               Note to the Company.